Institutional Class HHYNX
Retirement Class HHYRX
Administrative Class HHYAX
Investor Class HHYVX
Harbor High-Yield Opportunities Fund
Summary Prospectus – June 1, 2018
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated June 1, 2018, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect brokerage commissions you may pay when buying or selling shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Retirement Class	Administrative Class	Investor Class
Redemption Fee*	1.00%	1.00%	1.00%	1.00%
*	Applicable to shares held less than 90 days.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Retirement Class	Administrative Class	Investor Class
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[1]	0.48%	0.40%	0.48%	0.60%
Total Annual Fund Operating Expenses	1.08%	1.00%	1.33%	1.45%
Expense Reimbursement[2]	(0.35)%	(0.35)%	(0.35)%	(0.35)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.73%	0.65%	0.98%	1.10%
1  Based on estimated amounts for the current fiscal year.
2  The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.73%, 0.65%, 0.98%, and 1.10% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively, through February 29, 2020. Only the Fund’s Board of Trustees may modify or terminate this agreement.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the
Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years
Institutional	$ 75	$281
Retirement	$ 66	$256
Administrative	$100	$360
Investor	$112	$397

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund commenced operations on November 1, 2017 and no annual portfolio turnover rate existed at the time of this publication.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of below investment-grade, high-risk, corporate bonds that are rated below Baa3 by Moody’s or below BBB- by S&P or Fitch, commonly referred to as “high yield” or “junk” bonds. The Fund expects to invest in approximately 150 to 200 issuers.
The Subadviser will generally, but not exclusively, draw from investment opportunities in developed economies in both North America and Europe; however, the Fund is limited to U.S. dollar denominated securities.
The Subadviser’s approach includes both bottom-up and top-down elements. While the strategy is grounded in credit-intensive bottom-up research, the Subadviser’s views on credit conditions and relative values will also impact Fund positioning.
The Subadviser seeks to exploit credit inefficiencies, such as mispriced or misrated securities, by utilizing a rigorous investment discipline based on a comprehensive bottom-up analysis of creditworthiness. The Subadviser’s research process focuses on companies that the Subadviser believes offer attractive yields and possess the ability to service their debt obligations. Through the credit research process, the Subadviser seeks to identify those high-yield issuers that it believes exhibit more favorable credit characteristics, relative to other high-yield issuers, such as the following:
■	Predictable demand and stable cash flows
■	Competitive positions in well-defined market niches
■	Sustainable margins, profitability and growth
■	Strong financial and managerial controls

Summary Prospectus
Harbor High-Yield Opportunities Fund

■	Proven management teams
The Subadviser tends to eliminate from consideration issuers operating in industries whose participants, in the Subadviser’s view, possess a limited ability to maintain a competitive advantage because of low entry barriers or an excessive reliance on technological innovation for growing cash flow. The Subadviser’s credit research also emphasizes downside risk protection, and incorporates a comprehensive assessment of bond covenant protections and the remedies available should an investment become impaired.
The Subadviser’s approach to portfolio management also has a top-down, flexible and opportunistic element that seeks to take into account current and anticipated market conditions to guide the Fund’s exposures. As a result, the Fund is not limited to set exposures to particular credit ratings categories. The Fund will typically hold credits that range from BBB to CCC ratings, and up to 10% in unrated securities. When credit spreads are at historically wide levels and credit default rates appear to be headed lower, the Subadviser may seek out opportunities to take on greater credit risk by emphasizing single-B securities and by taking tactical advantage of the potential for spread tightening in CCC-rated securities. In an environment of tight credit spreads and increasing default rates, the Subadviser may shift the rating allocation in favor of higher quality BB-rated securities in an effort to help insulate the Fund from potential price volatility.
Duration/Maturity: Although duration may be one of the characteristics considered in security selection, the Fund does not focus on bonds with any particular duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range.
Credit Quality: The Fund invests primarily in below investment-grade debt securities, commonly referred to as “high-yield” or “junk” bonds, but may invest up to 20% of its net assets in investment-grade securities, including U.S. Treasury and U.S. government agency securities. Therefore, the Fund’s average weighted portfolio quality varies from time to time, depending on the level of assets allocated to such securities. The Subadviser does not seek to actively invest in defaulted securities.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. This risk may be higher for the Fund because it invests primarily in below investment-grade securities.
Extension Risk: When interest rates are rising, certain callable fixed income securities may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests primarily in below investment-grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield securities” or “junk bonds”). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Interest rates in the U.S. are near historic lows, which may increase the Fund’s exposure to risks associated with rising rates. Additionally, rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadviser may wish to sell or must sell to meet redemptions.
Liquidity Risk: The market for high-yield bonds is less liquid than the market for investment-grade bonds. The Fund may at times have greater difficulty buying or selling specific high-yield bonds at prices the Subadviser believes are reasonable, which would be adverse to the Fund. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Market and Issuer Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event or adverse economic conditions may depress the value of a particular issuer’s securities or may increase the risk that issuers will not generate sufficient cash flow to service their debt obligations.
Prepayment Risk: When interest rates are declining, the issuer of a fixed income security, including a pass-through security such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
Because the Fund is newly organized and does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. To obtain performance information, please visit the Fund’s website at harborfunds.com or call 800-422-1050.

Summary Prospectus
Harbor High-Yield Opportunities Fund

Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.
Subadviser
Crescent Capital Group LP (“Crescent”) has subadvised the Fund since its inception in 2017.
Portfolio Managers
John A. Fekete Crescent Capital Group LP
Mr. Fekete is a Managing Director and Portfolio Manager at Crescent and a member of Crescent’s Management Committee. He has managed the Fund since its inception in 2017.
Conrad E. Chen Crescent Capital Group LP
Mr. Chen is a Managing Director and Portfolio Manager at Crescent and has been involved with the portfolio management for the Fund since its inception in 2017.
Ross M. Slusser Crescent Capital Group LP
Mr. Slusser is a Managing Director and Head of Research at Crescent and has been involved with the portfolio management for the Fund since its inception in 2017.
Scott K. Fukumoto Crescent Capital Group LP
Mr. Fukumoto is a Managing Director and Trader at Crescent and has been involved with the portfolio management for the Fund since its inception in 2017.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Institutional Class	Retirement Class[1]	Administrative Class[2]	Investor Class
Regular	$1,000	$1,000,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000	$1,000,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000	$1,000,000	N/A	$1,000
1  There is no minimum investment for the following types of institutional investors that maintain accounts with Harbor Funds at an omnibus or plan level: (1) employer-sponsored retirement or benefit plans, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans, and (2) accounts maintained by financial intermediaries, including investment firms, banks and broker-dealers.
2  Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Summary Prospectus
Harbor High-Yield Opportunities Fund

June 1, 2018
Institutional Class	Retirement Class	Administrative Class	Investor Class
HHYNX	HHYRX	HHYAX	HHYVX
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
FD.P.48.HYO.0618